UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2018

______________________________

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1201 Demonbreun Street, Suite 700 Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (615) 732-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On October 24, 2018, CapStar Financial Holdings, Inc. (the “Company”) issued an earnings release announcing its financial results for the third quarter ended September 30, 2018.  A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference.

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

The Company will conduct a conference call at 9:00 a.m. (Central Time) on October 25, 2018 to discuss its financial results for the third quarter ended September 30, 2018.  A copy of the presentation to be used for the conference call is furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Earnings release issued on October 24, 2018 by CapStar Financial Holdings, Inc.
99.2	Presentation for conference call to be conducted by CapStar Financial Holdings, Inc. on October 25, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR FINANCIAL HOLDINGS, INC.

By:	/s/ Robert B. Anderson
Robert B. Anderson
Chief Financial Officer and Chief Administrative Officer

Date: October 24, 2018

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